UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2022 (May 11, 2022)

Tractor Supply Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (615) 440-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.008 par value	TSCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders of Tractor Supply Company (the “Company”) was held on May 11, 2022. At the meeting, the stockholders elected each of the Company’s nominees for director to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified. In addition, at the meeting, the stockholders ratified the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, voted in favor of the compensation of the named executive officers of the Company on an advisory and non-binding basis, and did not approve the stockholder proposal titled "Report on Costs of Low Wages and Inequality."

The voting results of the director elections, ratification of the re-appointment of Ernst & Young LLP, advisory vote on the compensation of the named executive officers, and the stockholder proposal titled "Report on Costs of Low Wages and Inequality," which were described in more detail in the definitive proxy statement relating to the 2022 Annual Meeting of Stockholders that the Company filed with the Securities and Exchange Commission on March 28, 2022, are set forth below.

(1) Each director was elected by the following tabulation:

	For	Against	Abstain	Broker Non-Votes
Cynthia T. Jamison	78,971,519	8,805,826	226,992	11,192,700
Joy Brown	87,503,731	434,014	66,592	11,192,700
Ricardo Cardenas	87,224,297	705,755	74,285	11,192,700
Denise L. Jackson	87,207,551	730,530	66,256	11,192,700
Thomas A. Kingsbury	84,848,331	3,066,779	89,227	11,192,700
Ramkumar Krishnan	86,802,891	1,099,703	101,743	11,192,700
Edna K. Morris	80,994,091	6,947,148	63,098	11,192,700
Mark J. Weikel	86,705,333	1,231,244	67,760	11,192,700
Harry A. Lawton III	87,765,103	169,517	69,717	11,192,700

(2) Ratification of the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved by the following tabulation:

For	Against	Abstain
91,051,191	7,012,022	1,133,824

(3) The compensation of the named executive officers of the Company was approved on an advisory and non-binding basis by the following tabulation:

For	Against	Abstain	Broker Non-Votes
76,350,460	11,336,094	317,783	11,192,700

(4) Stockholder Proposal: The stockholder proposal titled "Report on Costs of Low Wages and Inequality" was not approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
12,675,931	73,315,365	2,013,041	11,192,700

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

May 12, 2022	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Executive Vice President - Chief Financial Officer and Treasurer